EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q (the "Report") of ARC Wireless Solutions, Inc. (the "Company") for the quarter ended March 31, 2003, each of the undersigned Randall P. Marx, the Chief Executive Officer of the Company, and Monty R. Lamirato, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 14, 2003                        /s/ Randall P. Marx
                                                --------------------------------
                                                Randall P. Marx
                                                Chief Executive Officer


Dated:  May 14, 2003                        /s/ Monty R. Lamirato
                                                --------------------------------
                                                Monty R. Lamirato
                                                Chief Financial Officer